UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2022

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
10.875% Series A Cumulative Redeemable Preferred Stock, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 25, 2022, Regional Health Properties, Inc., a Georgia corporation (the “Company”), convened its special meeting (the “Special Meeting”) of the holders of its 10.875% Series A Cumulative Redeemable Preferred Shares (the “Series A Preferred Stock”) and the holders of its common stock, no par value (the “Common Stock”). The Special Meeting was called to consider the proposals set forth in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2022 (as it may be supplemented or amended from time to time, the “Proxy Statement/Prospectus”) in connection with the Company’s offer to exchange (the “Exchange Offer”) any and all outstanding shares of the Series A Preferred Stock for newly issued shares of the Company’s 12.5% Series B Cumulative Redeemable Preferred Shares (the “Series B Preferred Stock”).

Below is a summary of the proposals set forth in the Proxy Statement/Prospectus and a tabulation of the votes with respect to each proposal. The Preferred Series A Charter Amendment Proposal, the Series B Preferred Stock Proposal and the Common Charter Amendment Proposal (each as defined herein) (collectively, the “Required Proposals”) were not implemented as a result of the failure to obtain the requisite shareholder approval for the Common Charter Amendment Proposal. Therefore, the Company’s Amended and Restated Articles of Incorporation (as currently in effect, the “Charter”) will not be amended to reflect the Series A Charter Amendments or the Series B Charter Amendments (each as defined herein).

Preferred Series A Charter Amendment Proposal

The holders of Series A Preferred Stock approved the proposal to amend the Charter to (i) reduce the liquidation preference of the Series A Preferred Stock to $5.00 per share, (ii) eliminate accumulated and unpaid dividends on the Series A Preferred Stock, (iii) eliminate future dividends on the Series A Preferred Stock, (iv) eliminate penalty events and the right of holders of Series A Preferred Stock to elect directors upon the occurrence of a penalty event, (v) reduce the redemption price of the Series A Preferred Stock in the event of an optional redemption to $5.00 per share, (vi) reduce the redemption price of the Series A Preferred Stock in the event of a “change of control” to $5.00 per share and (vii) change the voting rights of holders of Series A Preferred Stock when voting as a single class with any other class or series of stock to one vote per $5.00 liquidation preference, on the terms of the form of proposed amendments to the Charter set forth as Annex A to the Proxy Statement/Prospectus (the “Preferred Series A Charter Amendment Proposal”; such amendments to the Charter being referred to herein as the “Series A Charter Amendments”). The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
1,986,964	169,646	12,956	—

Series B Preferred Stock Proposal

The holders of Series A Preferred Stock approved the proposal to (i) amend the Charter to increase the authorized number of shares of preferred stock to 6,000,000 shares, on the terms of the form of proposed amendments to the Charter set forth as Annex B-1 to the Proxy Statement/Prospectus, and (ii) approve the authorization, creation and designation by the Board of Directors of the Company pursuant to Section 14-2-602 of the Official Code of Georgia Annotated, from the authorized but undesignated shares of preferred stock, of the Series B Preferred Stock having the rights, preferences and privileges substantially as set forth in the form of amendment to the Charter in Annex B-2 to the Proxy Statement/Prospectus and as described under “Description of Capital Stock—Series B Preferred Stock” in the Proxy Statement/Prospectus, which, if so approved by the holders of the Series A Preferred Stock as part of this proposal, will rank senior to the Series A Preferred Stock, and be “Senior Shares” to the Series A Preferred Stock, pursuant to and as contemplated by Section 3.7(e) of the Charter (the “Series B Preferred Stock Proposal”; such amendments to the Charter being referred to herein as the “Series B Charter Amendments”). The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
1,984,283	170,659	14,624	—

Common Charter Amendment Proposal

The holders of Common Stock did not approve the proposal to (i) amend the Charter to (a) reduce the liquidation preference of the Series A Preferred Stock to $5.00 per share, (b) eliminate accumulated and unpaid dividends on the Series A Preferred Stock, (c) eliminate future dividends on the Series A Preferred Stock, (d) eliminate penalty events and the right of holders of Series A Preferred Stock to elect directors upon the occurrence of a penalty event, (e) reduce the redemption price of the Series A Preferred Stock in the event of an optional redemption to $5.00 per share, (f) reduce the redemption price of the Series A Preferred Stock in the event of a “change of control” to $5.00 per share and (g) change the voting rights of holders of Series A Preferred Stock when voting as a single class with any other class or series of stock to one vote per $5.00 liquidation preference, on the terms of the form of proposed Series A Charter Amendments set forth as Annex A to the Proxy Statement/Prospectus, and (ii) amend the Charter to increase the authorized number of shares of the Company to 61,000,000 shares, consisting of 55,000,000 shares of common stock and 6,000,000 shares of preferred stock, on the terms of the form of proposed amendments to the Charter set forth as Annex B-1 to the Proxy Statement/Prospectus (the “Common Charter Amendment Proposal”). The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
821,224	60,417	26,264	—

Adjournment Proposal

The holders of Series A Preferred Stock and the holders of Common Stock, voting together as a single class, approved the adjournment of the Special Meeting for the purpose of soliciting additional votes for the approval of the Required Proposals. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
2,786,829	242,133	48,509	—

The proposal to adjourn the Special Meeting was not implemented because state law requires a new record date to be set to further adjourn the Special Meeting.

Item 7.01	Regulation FD Disclosure.

On July 25, 2022, the Company issued a press release announcing the results of the Special Meeting and the termination of the Exchange Offer, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information provided pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent expressly set forth by specific reference in any such filings.

Item 8.01	Other Events.

Exchange Offer

On July 25, 2022, the Company announced that it has terminated the Exchange Offer, as a result of the failure to obtain the requisite shareholder approval for the Common Charter Amendment Proposal, which was a condition to the closing of the Exchange Offer that could not be waived. No shares of Series A Preferred Stock tendered in the Exchange Offer will be accepted for exchange, and the shares of Series A Preferred Stock previously tendered in the Exchange Offer will be promptly returned to the tendering holders. No consideration will be paid or become payable to holders who have properly tendered their shares of Series A Preferred Stock in the Exchange Offer.

The Charter will not be amended to reflect the Series A Charter Amendments or the Series B Charter Amendments. No shares of Series B Preferred Stock will be created, designated or issued. In addition, the shares of Series A Preferred Stock will remain outstanding, with no change to the terms and provisions of the Series A Preferred Stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 25, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONAL HEALTH PROPERTIES, INC.

Dated: July 26, 2022	/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President